UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 15, 2019

LEGGETT & PLATT, INCORPORATED
(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 417-358-8131
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
On January 16, 2019, Leggett & Platt, Incorporated (“Leggett” or "Company") filed a Current Report on Form 8-K (the “Original Report”) reporting the completion of the previously announced acquisition of Elite Comfort Solutions, Inc. (“ECS”) whereby Leggett purchased all of the issued and outstanding shares of capital stock of ECS for cash consideration of approximately $1.25 billion (the “ECS Acquisition”).
This Current Report on Form 8-K/A (“Amendment”) is being filed solely to amend the Original Report to provide the historical financial statements of ECS required by Item 9.01(a) of Form 8-K and the unaudited pro forma condensed combined financial statements of Leggett and ECS required by Item 9.01(b) of Form 8-K that were excluded from the Original Report in reliance on the instructions to such items. No other changes have been made to the Original Report. Accordingly, this Amendment should be read in conjunction with the Original Report.
Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The audited consolidated statements of operations and comprehensive income, shareholder’s equity and cash flows for the fiscal year ended September 29, 2018, and the audited consolidated balance sheet of ECS as of September 29, 2018, and the notes thereto, are filed as Exhibit 99.1 to this Amendment and incorporated herein by reference. The consent of ECS’s independent auditor is filed as Exhibit 23 to this Amendment and incorporated herein by reference.

The unaudited consolidated statements of operations and comprehensive income, shareholder’s equity and cash flows for the three months ended December 29, 2018 and December 30, 2017, and the unaudited consolidated balance sheet of ECS as of December 29, 2018, and the notes thereto, are filed as Exhibit 99.2 to this Amendment and incorporated herein by reference.

(b)  Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018, giving pro forma effect to the ECS Acquisition as if it had occurred on January 1, 2018, and the unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2018, giving pro forma effect to the ECS Acquisition as if it had occurred on December 31, 2018, and the notes thereto, are filed as Exhibit 99.3 to this Amendment and incorporated herein by reference.
(d) Exhibits. The following exhibits are filed as part of this report:

EXHIBIT INDEX

Exhibit No.	Description
23	Consent of Grant Thornton LLP, independent auditor

99.1	Audited consolidated financial statements of Elite Comfort Solutions, Inc. as of and for the fiscal year ended September 29, 2018

99.2	Unaudited interim consolidated financial statements of Elite Comfort Solutions, Inc. as of and for the three months ending December 29, 2018 and December 30, 2017

99.3	Unaudited pro forma condensed combined financial information of the Company as of and for the fiscal year ended December 31, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: February 28, 2019	By:	/s/ SCOTT S. DOUGLAS
Scott S. Douglas
Senior Vice President -
General Counsel & Secretary